                                                                   Exhibit 4.1

VGNX

                               [VARIAGENICS LOGO]

                                  VARIAGENICS

THIS CERTIFICATE IS TRANSFERABLE
 IN CANTON, MA OR NEW YORK, NY

                                VARIAGENICS, INC.

                Incorporated Under the Laws of the State of Delaware

                                 COMMON STOCK

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that                      CUSIP 922196 10 0

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $.01 PAR VALUE, OF

                               VARIAGENICS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The shares represented hereby are issued and held subject to the laws of the State of Delaware and to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation as now or hereafter amended to which the holder of this Certificate assents by its acceptance.
     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                 [VARIAGENICS SEAL]

[SIGNATURE]                                                   [SIGNATURE]
CHIEF FINANCIAL OFFICER                                     PRESIDENT AND
          AND TREASURER                           CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED
   EQUISERVE TRUST COMPANY, N.A.
      TRANSFER AGENT AND REGISTRAR

BY [SIGNATURE]

AUTHORIZED SIGNATURE

                                VARIAGENICS, INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  - as tenants in common
         TEN ENT  - as tenants by the entireties
         JT TEN   - as joint tenants with right of
                    survivorship and not as tenants
                    in common



         UNIF GIFT MIN ACT -                    Custodian
                            -------------------          ----------------
                                (Cust)                       (Minor)

                          under Uniform Gifts to Minors
                          Act
                              -------------------------
                                     (State)


      UNIF TRF MIN ACT -                    Custodian (until age        )
                        -------------------                      -------
                              (Cust)                             (Minor)

                        ------------------ under Uniform Transfers

                        to Minors Act
                                      ---------------
                                          (State)

     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,                    HEREBY SELL, ASSIGN AND TRANSFER UNTO
                    ------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

------------------------------------------------------------------------------

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---------------------------------------------------------------------- SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATES, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

-------------------------------------------------------------------- ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
      ------------------------------------


                     X
                       ------------------------------------------------------
               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                       THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


      Signature(s) Guaranteed:
                              -----------------------------------------------
                              THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.